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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C.  20549



                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                                February 15, 2002
                    ---------------------------------------
                Date of Report (Date of earliest event reported)


                                e-Perception, Inc.
                    -----------------------------------------
             (Exact name of registrant as specified in its charter)



                                      Nevada
                    -----------------------------------------
                 (State or other jurisdiction of incorporation)


000-27507                                   88-0350448
---------------------------                 ----------------------------------
(Commission File Number)                   (IRS  Employer Identification  No.)


              27555 Ynez Road, Suite 203,   Temecula,   CA       92591
         ---------------------------------------------------------------------
             (address of principal executive offices)           (Zip Code)


                                    (909) 587-8773
                                    --------------
              (Registrant's telephone number, including area code)


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Item  4.  Changes  in  Registrant's  Certifying  Accountant.

(a)1 Ted A. Madsen ("Madsen") has served e-Perception, Inc. (the "Company") as its independent accountant and has advised the Company on federal, state, and local tax matters. After an evaluation of services provided by a number of independent accounting firms, the Company's Board of Directors has appointed Stonefield Josephson, Inc. to serve as the Company's independent accountants.

     (i) On February 11, 2002, the Company dismissed Madsen as its independent accountants.

     (ii) The reports of Madsen on the financial statements of the Company for each of the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

     (iii) The decision to change independent accountants was recommended by and unanimously approved by the Company's Board of Directors.

     (iv) During the Company's two most recent fiscal years and through the date of this report, the Company has had no disagreements with Madsen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Madsen would have caused them to make reference thereto in their report on the financial statements of the Company for such years.

     (v) During the Company's two most recent fiscal years and through the date of this report, the Company has had no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K).

a(2) The Company engaged Stonefield Josephson, Inc. as its new independent auditors as of February 11, 2002. The Company has not consulted with Stonefield Josephson prior to its engagement regarding the application of accounting principles to a specified transaction, either completed or proposed, the type of audit opinion that might be rendered on its financial statements or any matter that was either the subject of a disagreement or a reportable event (as such terms are defined in Item 304(a)(1)(v) of Regulation S-K).

a(3) The Company provided Madsen with a copy of this Report on Form 8-K and has requested that Madsen furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements and, if it does not

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     agree,  stating  the  respects  in  which it does not agree. A copy of such letter,  dated  February 12, 2002, is filed as Exhibit 16 to this Form 8-K.


Item  7.  Exhibits.


          Exhibit
            No.                    Description
           ---                     -----------

            16           Letter  regarding  change  in  certifying  accountants.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            e-Perception, Inc.


Date: February 14, 2002                     By: /s/ William E. Richardson
                                                ----------------------------
                                                William E. Richardson
                                                Chief Executive Officer


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                                   EXHIBIT  INDEX


Exhibit No.                       Description
----------                        -----------

    16                 Letter  regarding  change  in  certifying  accountants.